                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 26, 1998 relating to the financial statements, which appears in StarBase Corporation's Annual Report on Form 10-K for the year ended March 31, 2000.


PricewaterhouseCoopers LLP

Orange County, California
May 4, 2001